Summary Prospectus of

► MoA Funds
MoA Small Cap Growth Fund
May 1, 2025
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at moafunds.com/resources#docs-funddocs. You can also get this information at no cost by calling 800.914.8716 or by sending an e-mail request to moafunds@dfinsolutions.com. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2025, are incorporated by reference into this summary prospectus.
Investment Objective. The Fund seeks capital appreciation.
Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy, hold and sell Fund shares. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	0.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.82%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (d) operating expenses remain the same. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years	5 Years	10 Years
$83	$262	$455	$1,015
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was 43.85% of the average value of its portfolio.
Principal Investment Strategies. The Fund invests primarily in growth stocks issued by companies with small sized market capitalizations that Mutual of America Capital Management LLC (the “Adviser”) believes to possess the potential for capital appreciation, based on a bottom-up fundamental stock selection process. The process includes analysis of a company’s business and financial models, as well as understanding its financial statements, to assess the potential for long-term growth in sales and cash flow. The Fund may invest significantly in investments in a particular industry, group of industries or sector, particularly at times when issuers in such industry, group of industries or sector represent a significant portion of the Russell 2000® Growth Index. Currently, the Fund invests significantly in the stocks of health care, industrials and technology companies.
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Under normal circumstances, at least 80% of the Fund’s total assets are invested in small-cap growth stocks, which the Adviser defines as those that have market capitalizations that fall within the market capitalization range of companies in the Russell 2000® Growth Index, and at least 85% of the Fund’s total assets will be invested in equity securities.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.
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General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as economic recession, war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Active Management risk: The portfolio manager’s judgments about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Fund’s overall investment selections or strategies fail to produce the intended results.
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Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.
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Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.
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Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not achieve their growth potential and may be more volatile than, and may not outperform, value style investing.
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Focused Investment risk: Certain funds may concentrate in the securities of issuers in a particular industry, group of industries or sector. Because such a fund may invest significantly in securities of issuers in a particular industry, group of industries, or sector, the Fund’s performance depends to a greater extent on the overall condition of that industry, group of industries or sector, and is more susceptible to events affecting, and the risks of issuers operating in, that industry, group of industries or sector.
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Health Care Sector risk: Companies in the health care sector are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations.

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Industrials Sector risk: Companies in the industrials sector can be significantly affected by changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Companies in the industrials sector may be significantly affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
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Technology Sector risk: Companies in the technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
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Stock risk: The value of your investment will go up or down, depending on, among other things, movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.
Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.
Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.
The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.
For investments through an insurance company separate account, note that the total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at mutualofamerica.com or by calling 800.468.3785.

Best and Worst Performing Quarters
	Quarter/Year	Total Return
Best	Second quarter 2020	28.70%
Worst	First quarter 2020	-21.23%

Average Annual Total Returns (for periods ended December 31, 2024)
Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
MoA Small Cap Growth Fund
Return before taxes	9.92%	7.61%	7.61%
Return after taxes on distributions	9.53%	5.36%	5.44%
Return after taxes on distributions and sales of shares	6.18%	5.73%	5.67%
Russell 2000® Growth Index (Index reflects no deduction for fees and expenses)	15.15%	6.86%	8.09%
Russell 3000® Index (Index reflects no deduction for fees and expenses)	23.81%	13.68%	12.55%
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.
Portfolio Managers. Thad Pollock, Executive Vice President of the Adviser, and portfolio manager of the Fund since August 2024, and Duygu Akyatan, Executive Vice President of the Adviser, and a portfolio manager of the Fund since August 2024, are primarily responsible for the day-to-day management of the Fund.
Purchase and Sale of Fund Shares. For investors whose interest in the Fund is through an insurance company Separate Account, you can purchase or redeem Separate Account units that invest in the Fund either by calling 800.468.3785, or by written request to your Mutual of America Regional Office, which can be found on mutualofamerica.com.
Any minimum initial or subsequent investment requirement for Separate Account Units that invest in the Fund is disclosed in the prospectus for your annuity contract or life insurance policy.
Shares held through a financial intermediary, including in a retirement plan, can be purchased or redeemed through the financial intermediary.
Fund shares held directly by institutions, such as endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, and trusts, may be purchased or redeemed by mail to Mutual of America Investment Corporation, c/o FIS Investor Services 4249 Easton Way, Columbus, OH 43219 or by telephone by calling the Investment Company’s Customer Service at 800.914.8716. Such investors may purchase shares of the Fund by check, ACH or wire. The minimum initial investment in the Fund is $3,000. Subsequent investments in the Fund must be at least $100. Fund shares may be purchased or redeemed on any day the New York Stock Exchange is open.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Tax Information. For investors whose interest in the Fund is through an insurance company Separate Account, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Fund, see the prospectus for your contract or policy. For direct investments into the

Funds, distributions you receive from the Fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

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